Exhibit 99.1
TRIAD ADVISORS, INC. AND SUBSIDIARIES
Consolidated Financial Statements
December 31, 2007

INDEPENDENT AUDITORS’ REPORT
To the Board of Directors
Triad Advisors, Inc.
Norcross, Georgia
We have audited the accompanying consolidated statement of financial condition of Triad Advisors, Inc. and subsidiaries (the “Company”) as of December 31, 2007, and the related consolidated statements of operations, changes in shareholders’ equity, and cash flows for the year then ended. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Triad Advisors, Inc. and subsidiaries as of December 31, 2007, and the results of their operations and their cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.
/s/ Tauber & Balser, P.C.
Atlanta, Georgia
October 27, 2008

TRIAD ADVISORS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF FINANCIAL CONDITION
DECEMBER 31, 2007

ASSETS
Cash and equivalents	$2,775,472
Investments	940,046
Deposit with clearing organization	75,000
Receivable from clearing organization	433,894
Commissions receivable and other	494,978
Notes receivable from representatives	176,189
Furniture, computers and software, at cost, less accumulated depreciation of $255,476	309,781
Prepaid expenses	636,735

Total assets	$5,842,095

LIABILITIES AND SHAREHOLDERS’ EQUITY
Commissions payable to brokers	$1,284,761
Accounts payable	377,756
Accrued expenses	301,925
Accrued rent obligation	92,043

Total liabilities	2,056,485

Shareholders’ equity:
Common stock, $.01 par value; 100,000 shares authorized, issued and outstanding	1,000
Additional paid-in capital	441,695
Retained earnings	3,342,915

Total shareholders’ equity	3,785,610

Total liabilities and shareholders’ equity	$5,842,095

See notes to consolidated financial statements

TRIAD ADVISORS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2007

REVENUES
Commissions and related income	$35,333,825
Investment advisory fees	21,666,235
Interest income	797,161
Other	1,608,253

Total revenues	59,405,474

EXPENSES
Agent commissions	48,558,536
Employee compensation and benefits	3,771,029
Clearing and brokerage	928,622
Communications and data processing	374,592
Occupancy	320,653
Professional fees	316,252
Licenses and permits	190,707
Travel	196,309
Other	1,306,922

Total expenses	55,963,622

NET INCOME	$3,441,852

See notes to consolidated financial statements

TRIAD ADVISORS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF CHANGES IN SHAREHOLDERS’ EQUITY
FOR THE YEAR ENDED DECEMBER 31, 2007

			Additional		Total
	Common Stock		Paid-in	Retained	Shareholders’
	Shares	Amount	Capital	Earnings	Equity
BALANCES AT DECEMBER 31, 2006	100,000	$1,000	$441,695	$1,851,063	$2,293,758

REPURCHASE OF COMMON SHARES FROM SHAREHOLDER	(1,000)	(1)	(124,399)	—	(124,400)

SALE OF COMMON SHARES TO EMPLOYEES	1,000	1	124,399	—	124,400

NET INCOME	—	—	—	3,441,852	3,441,852

DISTRIBUTIONS PAID	—	—	—	(1,950,000)	(1,950,000)

BALANCES AT DECEMBER 31, 2007	100,000	$1,000	$441,695	$3,342,915	$3,785,610

See notes to consolidated financial statements

TRIAD ADVISORS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2007

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$3,441,852

Adjustments:
Depreciation	84,354
Gain on sale of investments	(1,138)
Amortization of forgiveable portion of notes receivable	73,804
Stock-based compensation	73,400
Changes in:
Receivable from clearing organization	(106,565)
Commissions receivable and other	(89,668)
Prepaid expenses	(227,285)
Commissions payable to brokers	(128,999)
Accounts payable	(101,438)
Accrued expenses	142,718
Accrued rent obligation	46,204

Total adjustments	(234,613)

Net cash provided by operating activities	3,207,239

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from sale of investments	734,003
Purchase of investments	(940,000)
Issuance of notes receivable	(150,000)
Payments on notes receivable	70,579
Capital expenditures	(54,121)

Net cash used for investing activities	(339,539)

CASH FLOWS FROM FINANCING ACTIVITIES
Purchase of common stock from shareholder	(124,400)
Proceeds from sale of common stock to employees	51,000
Distributions paid	(1,950,000)

Net cash used for financing activities	(2,023,400)

NET INCREASE IN CASH AND EQUIVALENTS	844,300

CASH AND EQUIVALENTS, BEGINNING OF YEAR	1,931,172

CASH AND EQUIVALENTS, END OF YEAR	$2,775,472

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid for interest	$12,391

See notes to consolidated financial statements

TRIAD ADVISORS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2007
NOTE A — NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Organization and Nature of Business
Triad Advisors, Inc. (the “Company”) is a broker-dealer registered with the Securities and Exchange Commission (SEC) and is a member of the Financial Industry Regulatory Authority (FINRA). The Company is a Florida subchapter-S corporation.
As a fully disclosed broker-dealer, the Company clears all securities trades through the use of a correspondent clearing firm and, therefore, does not hold customer funds or securities. The Company upholds an exclusive relationship with its correspondent clearing firm and maintains a good-faith deposit. The Company maintains adequate industry-acceptable plans should its relationship terminate with the clearing organization. Further, management estimates that utilizing an alternative clearing organization would not have a material effect on current or future financial condition and operations of the Company.
As a securities broker-dealer the Company offers several classes of services, including agency transactions, investment advisory services, and the distribution of variable and fixed insurance products to its customers located throughout the United States.
Principles of Consolidation
The consolidated financial statements include the accounts of Triad Advisors, Inc. and the Company’s wholly-owned inactive subsidiaries, Triad Insurance, Inc., Triad Insurance of Louisiana, Inc., Triad Insurance of Alabama, Inc., and Triad Insurance Agency of Massachusetts. Significant intercompany accounts and transactions have been eliminated in consolidation.
Revenue Recognition
Securities transactions and variable and fixed insurance products and related revenues and expenses are recorded on trade date basis.
Investment fees, including certain investment advisory fees received quarterly, are recognized as earned over the term of the contract.
Commission income on the sale of insurance policies is recognized on the date on which (a) the insured is afforded protection under the policy (effective date); (b) the premium due under the policy can be reasonably estimated; and (c) the premium is billable to the client. The Company’s policy for estimating allowances for return commissions on policy cancellations is to record an allowance based on a historical evaluation, a review of the current status of the accounts and subsequent actual cancellations.
Cash and Equivalents
For purposes of reporting cash flows, the Company considers instruments with original maturities of 90 days or less to be cash equivalents.

TRIAD ADVISORS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2007
NOTE A — NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
Concentration of Credit Risk
Financial instruments which potentially subject the Company to concentration of credit risk consist of deposits with and receivable from clearing organization and commissions receivable.
Concentrations with the clearing organization are shown on the statement of financial condition; commissions receivable are due from a large number of customers. These receivables are uncollateralized. The amount of accounting loss for which the Company is at risk in these unsecured receivables is limited to their carrying value.
Receivables
Receivables are stated at the amount management expects to collect. Based on management’s assessment of credit history with the clearing organization, the depository institutions, and the representatives having outstanding balances and the Company’s current relationship with them, it has concluded that realized losses on balances outstanding at year end will not be significant.
Investments
Investments, consisting of certificates of deposit, are recorded at market value.
Depreciation
Depreciation is provided on a straight-line basis over the estimated lives of the assets.
Income Taxes
No provision is provided for Federal or state income taxes since the Company elected to be a subchapter-S corporation and is therefore not a taxable entity. As a result of the S election, the individual shareholders report their distributive shares of the corporate income on their individual income tax returns.
Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Legal Costs
Legal costs associated with litigation and other loss contingencies are charged to expense as services are rendered.
NOTE B — RECEIVABLE FROM CLEARING ORGANIZATION
The amount due from clearing organization at December 31, 2007 consisted of net fees and commissions earned on customers’ transactions cleared within the normal course of business.

TRIAD ADVISORS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2007
NOTE C — INVESTMENTS
Our investments at December 31, 2007 consisted of the following:

	Gross	Estimated	Estimated
	Amortized	Unrealized	Market Value		Yield at
Description	Cost	Gains	at 12/31/07	Maturity	12/31/07
Certificates of deposit	$940,000	$46	$940,046	various	5.0 - 5.3%

NOTE D — NOTES RECEIVABLE FROM REPRESENTATIVES
Notes receivable from representatives consist of unsecured interest bearing loans with maturities ranging from one to five years.
The Company makes loans or pays advances to representatives as part of its hiring and retention process. Reserves are established on these receivables if the representative is no longer associated with the Company and the receivable has not been promptly repaid (older than 90 days) or if it is determined that it is probable the amount will not be collected.
A portion of these loans will be forgiven over a period of time (generally 5 years) if the representative meets certain operating and gross dealer concession levels.
NOTE E — LEASE COMMITMENTS
The Company leases office space and equipment under noncancellable operating leases expiring through 2012. Under its office lease, which was for new office space with occupancy beginning November 2006, the Company is required to pay additional rent for excess operating expenses on an annual basis. The total amount of the base rent payments is being charged to expense on the straight-line method over the term of the lease. The Company has recorded a liability to reflect the excess of rent expense over cash payments since inception of the lease.
Future minimum lease payments for the years ended December 31 are as follows:

2008	$197,645
2009	201,615
2010	205,612
2011	209,723
2012	106,435

$921,030

Rent expense included in the consolidated statement of operations for the year ended December 31, 2007 consisted of the following:

Minimum rentals	$190,174
Increase in accrued rent obligation	46,204

Total rent expense	$236,378

TRIAD ADVISORS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2007
NOTE F — RELATED PARTY TRANSACTIONS
During 2007, the Company incurred and paid directors fees of $24,000. These directors are also shareholders of the Company.
Also during 2007, the Company incurred and paid approximately $120,000 for business consulting services to an individual who is a shareholder and director of the Company.
NOTE G — DEFINED CONTRIBUTION PLAN
For the year ended December 31, 2007, the Company’s contributions to its 401(k) defined contribution plan were approximately $27,200.
NOTE H — CONTINGENCIES
The Company can be subject to arbitration, legal proceedings and claims which arise in the ordinary course of its business.
The Company settled one of the two prior year existing arbitrations during 2007. One matter is ongoing and the details are as follows:
In June 2006, an arbitration claim was filed against the Company relating to an entity that was mistakenly asserted as a predecessor of Triad Advisors, Inc. The claim is asserted against the Company, on behalf of a person who never had an account with the Company, for failing to supervise a person who was never a registered representative of the Company. The claim seeks recovery in excess of $324,000 plus an unspecified amount of punitive damages in excess of $677,000, and disgorgement and attorney’s fees. The Company’s insurance company has denied any coverage of the claim because the claim does not assert a claim against a registered representative of the Company. In March 2008, the claimant voluntarily dismissed the Company from this arbitration claim, with the Company paying no damages or settlement amounts.
The Company maintains in-force errors and omissions insurance to protect the Company in the event of an adverse ruling or award stemming from any customer claim.
NOTE I — NET CAPITAL REQUIREMENTS
The Company, as a registered broker and dealer in securities, is subject to the Uniform Net Capital Rule (Rule 15c3-1) of the Securities and Exchange Commission. Such rule prohibits the Company from engaging in any securities transactions whenever its “aggregate indebtedness” (as defined) exceeds fifteen times its “net capital” (as defined). Under such rule, and the related FINRA rules, the Company may be required to reduce its business if its net capital ratio exceeds 12 to 1 and it may be prohibited from expanding its business, withdrawing equity capital, or paying cash dividends if its net capital ratio exceeds 10 to 1.
At December 31, 2007, the Company had net capital of $2,419,832 which was $2,169,832 in excess of its required net capital. The Company’s net capital ratio was .85 to 1 at December 31, 2007.

TRIAD ADVISORS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2007
NOTE J — SUBSEQUENT EVENT
On August 13, 2008, the Company became a wholly-owned subsidiary of Ladenburg Thalmann Financial Services Inc. (“LTFS”). Under the Agreement and Plan of Merger dated as of July 9, 2008 by and among LTFS, the Company, Triple Acquisition Inc., a wholly-owned subsidiary of LTFS (“Triple”), and the shareholders of the Company, Triple merged with and into the Company, with the Company remaining as the surviving corporation and a wholly-owned subsidiary of LTFS.
As a registered broker-dealer, Triad Advisors, Inc. is required to file annual audited financial statements with the SEC. The December 31, 2007 financial statements of Triad Advisors, Inc., along with the independent auditors’ report thereon, were filed on February 28, 2008.